TRIBUTARY FUNDS, INC.

Supplement dated February 21, 2012
to the Statement of Additional Information dated August 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

At the February 21, 2012 meeting of the Tributary Funds Board of Directors (“the Board”), approved an increase in the threshold of American Depository Receipts allowed to be held in the Tributary Core Equity, Tributary Small Company and Tributary Growth Opportunities Funds from 10% to 20%.  Your Statement of Additional Information is hereby amended as follows:

On page 4, the fourth paragraph with the heading “Foreign Investments” is hereby deleted in its entirety and replaced with the following:

Foreign Investments. Each Fund may invest in foreign securities either directly or through the purchase of sponsored or unsponsored depositary receipts, including American Depositary Receipts (“ADRs”). The Short-Intermediate Fund and Income Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs. The Balanced Fund, Core Equity Fund, Growth Opportunities Fund, Small Company Fund, and Large Cap Growth Fund may each invest up to 20% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.

Please retain this supplement for future reference.